Exhibit 99(f)
UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF MICHIGAN
SOUTHERN DIVISION

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IN RE: DELPHI CORPORATION	:	MDL No. 1725
SECURITIES, DERIVATIVE & “ERISA”	:	Master Case No. 05-md-1725
LITIGATION	:	Hon. Gerald E. Rosen
:
	:	This Document Relates to:
	:	In Re: Delphi Corp. Securities Litig.
	:	No. 06-10026, and Case Nos.
	:	06-10025, 06-10027, 06-10028,
	:	06-10029, 06-10030, 06-10031, and
	:	06-10032
:
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STIPULATION MODIFYING
AGREEMENT OF SETTLEMENT WITH CERTAIN DEFENDANTS
     This Stipulation Modifying Agreement of Settlement With Certain Defendants (the “Modification”) is submitted in the above-captioned In re: Delphi Corporation Securities, Derivative & “ERISA” Litigation, Master Case No. 05-md-1725 (GER), and relates to In Re: Delphi Corp. Securities Litigation, No. 06-10026 and the other securities actions listed above, pursuant to Rule 23 of the Federal Rules of Civil Procedure. Subject to the approval of the United States District Court for the Eastern District of Michigan (the “Court”), this Modification is entered into among Lead Plaintiffs Teachers’ Retirement System of Oklahoma, Public

Employees’ Retirement System of Mississippi, Raiffeisen Kapitalanlage-Geselleschaft m.b.H., and Stichting Pensioenfonds ABP (hereinafter “Lead Plaintiffs”) on behalf of themselves and the Class (as defined in the underlying Stipulation and Agreement of Settlement With Certain Defendants, dated August 31, 2007 (the “Stipulation”)), and Delphi Corporation (“Delphi”); Delphi Trust I and Delphi Trust II; J.T. Battenberg III, John G. Blahnik, Robert H. Brust, Virgis W. Colbert, Alan S. Dawes, David N. Farr, Paul R. Free, Bernd Gottschalk, Susan A. McLaughlin, Oscar de Paula Bernardes Neto, Cynthia A. Niekamp, John D. Opie, Roger S. Penske, Donald L. Runkle, John D. Sheehan, and Patricia C. Sueltz (collectively, the “Delphi Officer and Director Defendants”); and Banc of America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Incorporated, Citigroup Global Markets, Credit Suisse Securities (USA) LLC (f/k/a Credit Suisse First Boston Corporation), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC, and Wachovia Capital Markets, LLC (collectively, the “Underwriter Defendants”).
     WHEREAS:
     A. On August 31, 2007, the parties hereto executed the Stipulation, which, subject to its terms including approval by this Court and the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), provided for a final settlement and resolution of the Delphi Securities Action, as defined in the Stipulation, as to Delphi, the Delphi Officer and Director Defendants and the Underwriter Defendants (the “Settlement”).
     B. On September 5, 2007, the Court preliminarily approved the Settlement, and on November 13, 2007, after adequate notice was provided to the Class, conducted a fairness hearing concerning the Settlement.

     C. On September 6, 2007, Delphi and certain of its subsidiaries and affiliates filed in the Bankruptcy Court their Joint Plan of Reorganization of Delphi Corporation And Certain Affiliates, Debtors And Debtors-In-Possession (the “Plan”), which included the Stipulation as an exhibit thereto.
     D. Consistent with the Stipulation, on September 7, 2007, Delphi filed a motion in the Bankruptcy Court seeking approval of the Settlement. On October 25, 2007, the Bankruptcy Court preliminarily approved the Settlement and scheduled the matter for final consideration to be heard in conjunction with Delphi’s confirmation hearing concerning the Plan.
     E. On various dates thereafter, Delphi filed certain proposed amendments to the Plan, including the most recent proposed amendments on December 3, 2007. The Plan currently contemplates that a portion of the Delphi Plan Currency will take the form of certain rights to acquire shares of common stock of reorganized Delphi at an exercise price per share lower than the agreed upon price per share under the Plan (the “Discount Rights Offering”).
     F. As part of the proposed amendments to the Plan, Delphi and Lead Plaintiffs have agreed to certain modifications to the consideration to be issued by Delphi pursuant to the Stipulation, as set forth herein, which Delphi and Lead Plaintiffs believe are not material. At a hearing on December 4, 2007, Delphi, Co-Lead Counsel to the Class, and certain Lead Plaintiffs informed the Court of the modifications to the Stipulation. The Court found that the modifications had at least neutral impact upon the rights of the Class and potentially provided a net benefit to the Class, and tentatively approved the modifications subject to final consideration after publication of a notice affording an opportunity for Class Members to object solely to the modifications, as specified by the Court.1 The Court ordered the parties to memorialize the modifications to the Stipulation in a stipulation.
     NOW THEREFORE, it is hereby STIPULATED AND AGREED, by and between the parties to this Modification, through their respective counsel:
     1. Unless otherwise set forth herein, the Stipulation remains in full force and effect, subject to all of its terms and conditions. All capitalized terms used and not separately defined herein shall be defined as set forth in the Stipulation. The issuance of the consideration by Delphi pursuant to the Stipulation, which remains subject in all respects to the approvals contemplated by this Court and the Bankruptcy Court as set forth in the Stipulation, shall be modified as described in ¶¶ 2 — 4 below.
     2. The face amount of the Section 510(b) Claim shall be reduced from Two Hundred Four Million United States Dollars (U.S. $204,000,000) to One Hundred Seventy Nine Million United States Dollars (U.S. $179,000,000), with no additional provision to be made for accrued interest.
     3. Delphi shall cause to be paid to the Escrow Agent Fifteen Million United States Dollars (U.S. $15,000,000) (the “15 Million Payment”) in connection with the Settlement within ten (10) business days after the Bankruptcy Effective Date, which Delphi has represented will be paid pursuant to an agreement with a certain third party. The $15 Million Payment shall be deemed a Settlement Amount as defined in paragraph 1(tt) of the Stipulation and subject to paragraph 32 of the Stipulation in the event the Settlement is terminated pursuant to paragraphs 30

[1]	The Notice of Proposed Modification to the Terms of the Settlement With Certain Defendants is attached hereto as Exhibit 1. No objections were received by Lead Plaintiffs or filed with the Court in connection and consistent with this Notice.

and/or 31 of the Stipulation. In addition, the $15 Million Payment required herein shall be an additional condition to the occurrence of the Effective Date of the Settlement pursuant to paragraph 29 of the Stipulation.
     4. To facilitate the ability of the Class to realize the benefits of participation in the Discount Rights Offering, Delphi agrees that on behalf of the Class, Lead Plaintiffs may elect to exercise some or all of their rights thereunder, and in lieu of paying the cash exercise price at the time of such exercise, Lead Plaintiffs will have the right to so exercise by delivering to Delphi a notice during the pendency of the election period for the Discount Rights Offering stating (i) that Lead Plaintiffs elect to participate in the Discount Rights Offering, (ii) the number of shares of new common stock in reorganized Delphi that Lead Plaintiffs shall purchase through the Discount Rights Offering, and (iii) that Lead Plaintiffs elect to reimburse Delphi, within ten (10) business days after the Effective Date of the Settlement, the aggregate amount of the Discount Rights Offering exercise price in connection with the number of shares of new common stock in reorganized Delphi purchased on behalf of the Class. Notwithstanding the foregoing, no distribution of new common stock in reorganized Delphi available through the Discount Rights Offering or certificates therefor shall be made to the Escrow Agent until Delphi has received from Lead Plaintiffs the full amount needed to reimburse Delphi for the aggregate exercise price for such new common stock.
     5. Lead Plaintiffs agree that, if they exercise any or all of their rights in connection with the Discount Rights Offering pursuant to paragraph 4 above, such exercise is a commitment to purchase the shares so specified. Accordingly, in the event of such exercise, Lead Plaintiffs, on behalf of the Class, shall pledge as collateral the Class’s interest in (i) cash maintained in the Gross Settlement Fund as a result of payments made pursuant to the Stipulation and interest earned thereon and (ii) if such cash pledged is less than the amount necessary to reimburse Delphi for the full amount of the purchase price for the rights exercised by Lead Plaintiffs in the Discount Rights Offering, the cash proceeds of any sales of any new common stock in reorganized Delphi distributed to the Escrow Agent as part of the Delphi Net Consideration. Delphi and Lead Plaintiffs will, on or before the date Lead Plaintiffs, on behalf of the Class, make the election to participate in the Discount Rights Offering described in ¶ 4 above, enter into any writings reasonably necessary to effectuate the pledge of collateral contemplated herein, including any undertaking or directions to the Escrow Agent to deliver to Delphi, within ten (10) business days after the Effective Date of the Settlement, funds in the full amount of the aggregate purchase price for the rights exercised by Lead Plaintiffs, on behalf of the Class, in the Discounst Rights Offering.
     6. The parties hereto agree that the modifications described herein are immaterial to the Settlement in that the economic effect upon the Class is at least neutral and potentially a net benefit to the Class. The parties agree that the costs of the publication notice and modifications of the website shall be paid out of the Gross Settlement Fund.

DATED: January 11, 2008

BERNSTEIN LITOWITZ BERGER & GROSSMANN LLP
By:	/s/ John P. Coffey
Max W. Berger
John P. Coffey Jeffrey N. Leibell Hannah E. Greenwald
1285 Avenue of the Americas New York, New York 10019 Telephone: (212) 554-1400 Facsimile: (212) 554-1444 Co-Lead Counsel for Lead Plaintiffs

SCHIFFRIN BARROWAY TOPAZ & KESSLER, LLP
By:	/s/ Michael K. Yarnoff
Michael K. Yarnoff
Sean M. Handler Kay E. Sickles
280 King of Prussia Road Radnor, PA 19087 Telephone: (610) 667-7056 Facsimile: (610) 667-7706 Co-Lead Counsel for Lead Plaintiffs

NIX PATTERSON & ROACH, L.L.P.
By:	/s/ Bradley E. Beckworth
Bradley E. Beckworth
Jeffrey J. Angelovich Susan Whatley
205 Linda Drive Daingerfield, TX 75638 Telephone: (903) 645-7333 Facsimile: (903) 645-4415 Co-Lead Counsel for Lead Plaintiffs

GRANT & EISENHOFER P.A.
By:	/s/ James J. Sabella
Stuart M. Grant
James J. Sabella Sharan Nirmul
485 Lexington Avenue, 29th Floor New York, NY 10017 Telephone: (646) 722-8500 Co-Lead Counsel for Lead Plaintiffs

SHEARMAN & STERLING LLP
By:	/s/ Brian H. Polovoy
Stuart J. Baskin
Brian H. Polovoy Marc D. Ashley
599 Lexington Avenue New York, New York 10022-6069 Telephone: (212) 848-4000 Facsimile: (212) 848-7179

Counsel for Delphi Corporation,
Delphi Trust I, Delphi Trust II, Robert H. Brust,
Virgis W. Colbert, David N. Farr, Bernd
Gottschalk, Susan A. McLaughlin,
Oscar de Paula Bernardes Neto, Cynthia A.
Niekamp, John D. Opie, Roger S. Penske, Donald
L. Runkle, John D. Sheehan, and Patricia C.
Sueltz

BAKER BOTTS L.L.P.
By:	/s/ Michael G. Patillo, Jr.
William H. Jeffress, Jr.
Bridget M. Moore Michael G. Pattillo, Jr. Joe R. Caldwell, Jr.
1299 Pennsylvania Avenue, N.W. Washington, DC 20004-2400 Telephone: (202) 639-7788 Facsimile: (202) 639-7980 Counsel for J.T. Battenberg III

O’MELVENY & MYERS LLP
By:	/s/ Robert M. Stern
Robert N. Eccles
Robert M. Stern
1625 Eye Street, NW Washington, DC 20006-4001 Telephone: (202) 383-5315 Facsimile: (202) 383-5414 Counsel for Alan S. Dawes

PEPPER HAMILTON LLP
By:	/s/ Matthew J. Lund
Matthew J. Lund
100 Renaissance Center Suite 3600 Detroit, MI 48243-1157 Telephone: (313) 259-7110 Counsel for Paul R. Free

MILLER, CANFIELD, PADDOCK and STONE, PLC
By:	/s/ Matthew P. Allen
Thomas W. Cranmer
Matthew P. Allen
150 W. Jefferson, Suite 2500 Detroit, Michigan 48226 (313) 963-6420 Counsel for John G. Blahnik

SIDLEY AUSTIN LLP
By:	/s/ Andrew W. Stern
A. Robert Pietrzak
Andrew W. Stern
787 Seventh Avenue New York, NY 10019 Telephone: (212) 839-5397 Facsimile: (212) 839-5599

Counsel for Banc of America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Incorporated, Citigroup Global Markets, Credit Suisse Securities (USA) LLC (f/k/a Credit Suisse First Boston Corporation), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC, and Wachovia Capital Markets, LLC

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